Employee Benefit Plans	12 Months Ended
Mar. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans

13. Employee Benefit Plans

     The Company has implemented a deferred compensation plan (the "Plan") under Section 401(k) of the Internal Revenue Code. Any contributions made by the Company to the Plan are discretionary. The Company has a stock match program under which the Company matched, in the form of Company common stock, 50% of the first 6% of eligible contributions. The Company recorded expense of $0.8 million, $0.7 million, and $0.6 million for the fiscal years ended March 31, 2011, 2010, and 2009, respectively, and recorded corresponding charges to additional paid-in capital related to this program.